EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
SCHEDULE OF EARNINGS PER SHARE

	2024	2023
Basic earnings per share

Net income	$18,115	$19,280

Weighted average number of common shares - basic	35,660	35,623
Net income per share – basic	$0.51	$0.54

Diluted earnings per share

Net income	$18,115	$19,280

Effect of outstanding options and RSUs	518	835

Weighted average number of common shares - diluted	36,178	36,458

Net income per share – diluted	$0.50	$0.53